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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 30, 2004

                              MERCHANTS GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                 1-9640                                  16-1280763
      ----------------------------              ----------------------------
        (Commission File Number)            (I.R.S. Employer Identification No.)

   250 Main Street, Buffalo, New York                       14202
      ----------------------------              ----------------------------
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (716) 849-3333

                                (Not Applicable)
                          ----------------------------
          (Former name or former address, if changed since last report)
        ----------------------------------------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On November 30, 2004, Merchants Group, Inc. ("Merchants Group") entered into a Separation Agreement and General Release (the "Separation Agreement") with its chief executive officer, Stephen C. June. The Separation Agreement terminated the Employment Agreement, dated April 1, 2002 (the "Employment Agreement"), between Mr. June and Merchants Insurance Company of New Hampshire, Inc. ("MNH"), the operating subsidiary of Merchants Group. Under the terms of the Separation Agreement, Mr. June resigned from his positions as President and Chief Executive Officer of Merchants Group and from his positions as Chief Operating Officer and Executive Vice President of MNH. Mr. June resigned from his position as director of MNH on November 29, 2004.

            The Separation Agreement provides that, notwithstanding his voluntary resignation, Mr. June will be entitled to receive separation payments in an amount that he would have been entitled to if he had been terminated without cause under the Employment Agreement -- that is, an amount equal to his salary ($20,000 per month) for twelve months and an amount equal to his bonus for the fiscal year ended December 31, 2004 (but only if he is entitled to the bonus under the calculations provided for in Section 3(d) of the Employment Agreement).

            The Separation Agreement provides that, notwithstanding the termination of the Employment Agreement, certain sections of the Employment Agreement will continue in effect, including those relating to cooperation in transition matters, confidentiality, non competition, and non solicitation. The Separation Agreement also provides that in consideration of the terms of the agreement, Mr. June generally releases Merchants Group and its affiliates from any claims he has against it, and that Mr. June may revoke the Separation Agreement and his release at any time within seven days after its execution.

            The foregoing summary of the terms of the Separation Agreement does not cover all of the terms of the agreement, and the description is qualified in its entirety by reference to the Separation Agreement, a copy of which is filed as Exhibit 99 to this Form 8-K, and which is incorporated herein by reference.


ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

            Reference is made to Item 1.01 of this Form 8-K, which is incorporated herein by reference. As indicated in Item 1.01, the Separation Agreement terminated the Employment Agreement between MNH and Mr. June (except for certain specified provisions).

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

            Reference is made to Item 1.01 of this Form 8-K, which is incorporated herein by reference. As indicated in Item 1.01, Merchant Group's principal executive officer, Mr. Stephen C. June, resigned as of November 30, 2004.

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ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            The following exhibit is filed as a part of this report:

            Exhibit 99 -- Separation Agreement and General Release, dated
                          November 30, 2004, between Merchants Group, Inc., Merchants Insurance Company of New Hampshire, Inc., and Mr. Stephen C. June


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MERCHANTS GROUP, INC.


Date:  November 30, 2004                    By:/s/ Robert M. Zak
                                               ---------------------------------
                                               Robert M. Zak
                                               Senior Vice President and
                                               Chief Operating Officer




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                               DESCRIPTION
------                               -----------

99 Separation Agreement and General Release, dated November 30, 2004, between Merchants Group, Inc., Merchants Insurance Company of New Hampshire, Inc., and Mr. Stephen C. June